FIRST AMENDMENT TO THE
                               AGL RESOURCES INC.
          1998 COMMON STOCK EQUIVALENT PLAN FOR NON-EMPLOYEE DIRECTORS



     This First Amendment to the AGL Resources Inc. 1998 Common Stock Equivalent Plan for Non-Employee Directors (the "Plan") is made and entered as of January 1, 2000, by AGL Resources Inc. (the "Company").


                              W I T N E S S E T H:


     WHEREAS, the Company sponsors the Plan to attract qualified directors and to provide certain benefits to the non-employee members of the Board of Directors of the Company; and

     WHEREAS, the Company desires to permit the non-employee members of the Board of Directors of the Company to elect to defer receipt of retainer fees into the Plan; and

     WHEREAS, Section 8 of the Plan provides that the Company may amend the Plan at any time; and

     WHEREAS, the Board of Directors of the Company has adopted a resolution authorizing the amendment of the
Plan;


     NOW, THEREFORE, BE IT RESOLVED, that the Plan hereby is amended as follows:


                                       1.

     Section 2(h) of the Plan is amended in its entirety, effective as of January 1, 2000, to read as follows:

          " (h) "Compensation" shall mean annual retainer and/or periodic meeting fees payable to the Director by the Company. "

                                       2.

     Section 3 of the Plan is amended by deleting the first sentence thereof and replacing the same with the following:

          "Each Director may elect to defer his or her Compensation (with the election limited to all of his annual retainer and/or all of his meeting fees) for any calendar year under this Plan."







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                                       3.

     Except as specifically set forth herein, the terms of the Plan shall remain in full force and effect.



     IN WITNESS WHEREOF, the Company has caused this First Amendment to the Plan to be executed by its duly authorized officer as of the date first above written.


                                       AGL RESOURCES INC.





                                       By: /s/ Walter M. Higgins
                                               Walter M. Higgins
                                               Chairman and Chief Executive
                                               Officer




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